ALL★STAR®

LIBERTY ALL-STAR® EQUITY FUND

USA

1ST QUARTER
2010
MARCH 31

LIBERTY ALL-STAR® EQUITY FUND

Period Ending March 31, 2010 (Unaudited)

Fund Statistics	1st Quarter 2010
Net Asset Value (NAV)	$5.44
Market Price	$4.74
Discount	12.9%
Distribution	$0.08
Market Price Trading Range	$3.82 to $4.83
Discount Range	11.4% to 17.6%

Performance
Shares Valued at NAV	5.64%
Shares Valued at NAV with Dividends Reinvested	5.75%
Shares Valued at Market Price with Dividends Reinvested	11.30%
S&P 500 Index	5.39%
Lipper Large-Cap Core Mutual Fund Average*	4.94%
NAV Reinvested Percentile Rank (1 = best; 100 = worst)	20th
Number of Funds in Category	970

*	Percentile ranks calculated using the Fund’s NAV Reinvested results within the Lipper Large-Cap Core Open-end Mutual Fund Universe.

Figures shown for the Fund and the Lipper Large-Cap Core Mutual Fund Average are total returns, which include dividends, after deducting fund expenses. Figures for the unmanaged S&P 500 Index are total returns, including dividends. A description of the Lipper benchmark and the S&P 500 Index can be found on page 18.

Past performance cannot predict future results. Performance will fluctuate with market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

The Fund is a closed-end fund and does not continuously offer shares. The Fund trades in the secondary market, investors wishing to buy or sell shares need to place orders through an intermediary or broker. The share price of a closed-end fund is based on the market’s value. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund’s shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value.

LIBERTY ALL-STAR® EQUITY FUND	1
PRESIDENT’S LETTER
April 2010

Fellow Shareholders:

Maintaining momentum from 2009, equity markets got off to a solid start in 2010. Among major benchmarks, a key large cap gauge, the S&P 500 Index, returned 5.39 percent; the widely followed Dow Jones Industrial Average advanced 4.82 percent; and the growth-oriented NASDAQ Composite Index gained 5.91 percent. It was the fourth consecutive quarter of gains for most major indices.

Investors kept their focus on prospects that the economy would continue to strengthen, despite the fact that economic signals remained mixed over the quarter. Factory production, auto sales and corporate earnings were sources of positive data. But, new jobless claims and unemployment generally remained stubbornly high. Sovereign debt concerns in Europe kept investors on edge and, back home, the housing market continued to be a major concern.

Reflecting the ebb and flow of such mixed data, the quarter was marked by higher volatility, with the S&P 500 Index declining 3.60 percent in January before posting a 3.10 percent gain in February and a strong 6.03 percent advance in March. Although the first few trading days of the new year were strong, from mid-January until February 9 markets shed their earlier gains and actually turned negative for the year. But, stocks caught their second wind and rallied for the rest of the quarter, including a stretch of eight straight trading days of gains for the Dow in mid-March.

Liberty All-Star Equity Fund turned in a solid quarter. The Fund returned 5.64 percent with shares valued at net asset value (NAV); 5.75 percent with shares valued at NAV with dividends reinvested; and a robust 11.30 percent when shares are valued at market price with dividends reinvested. Over the past year, the Fund returned 55.46 percent with shares valued at net asset value (NAV); 56.78 percent with shares valued at NAV with dividends reinvested; and 73.57 percent when shares are valued at market price with dividends reinvested.

By all three measures, the Fund’s quarterly returns were ahead of the 4.94 percent return posted by its primary benchmark, the Lipper Large-Cap Core Mutual Fund Average. The Fund’s quarterly NAV reinvested return ranked it in the top 20 percent of 970 funds in the Lipper Large-Cap Core Mutual Fund universe. Similarly, the Fund’s returns for the past year were also ahead of the Lipper

www.all-starfunds.com	USA

2	LIBERTY ALL-STAR® EQUITY FUND
PRESIDENT’S LETTER

benchmark, and placed it in the top 10 percent of funds in that universe. In another positive development, the discount at which Fund shares trade relative to their underlying NAV narrowed to as little as 11.4 percent during the quarter after having been as wide as 26.5 percent in 2009.

Obviously, we are pleased to see the stock market add to its gains and to have the Fund fully participate in the recovery. We remain hopeful that the economy will continue to show signs of gradual but steady improvement in order to extend the rebound. What ever course the economy takes, however, we are confident that the Fund is well positioned to continue to perform in its role as a high quality, long-term core equity holding.

Sincerely,

/s/ WILLIAM R. PARMENTIER, JR.
William R. Parmentier, Jr.
President Liberty All-Star Equity Fund

The views expressed in the President’s letter reflect the views of the President as of April 2010 and may not reflect his views on the date this report is first published or anytime thereafter. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the Fund disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent.

FIRST QUARTER REPORT	MARCH 31, 2010

LIBERTY ALL-STAR® EQUITY FUND	3
TABLE OF DISTRIBUTIONS & RIGHTS OFFERINGS

			RIGHTS OFFERINGS
YEAR	PER SHARE DISTRIBUTIONS		MONTH COMPLETED	SHARES NEEDED TO PURCHASE ONE ADDITIONAL SHARE	SUBSCRIPTION PRICE	TAX CREDITS*
1988	$0.64
1989	0.95
1990	0.90
1991	1.02
1992	1.07		April	10	$10.05
1993	1.07		October	15	10.41	$0.18
1994	1.00		September	15	9.14
1995	1.04
1996	1.18					0.13
1997	1.33					0.36
1998	1.40		April	20	12.83
1999	1.39
2000	1.42
2001	1.20
2002	0.88		May	10	8.99
2003	0.78
2004	0.89		July	10**	8.34
2005	0.87
2006	0.88
2007	0.90		December	10	6.51
2008	0.65
2009	0.31	***
2010 1st Quarter	0.08

*	The Fund’s net investment income and net realized capital gains exceeded the amount to be distributed under the Fund’s distribution policy. In each case, the Fund elected to pay taxes on the undistributed income and passed through a proportionate tax credit to shareholders.
**	The number of shares offered was increased by an additional 25% to cover a portion of the over-subscription requests.
***	Effective with the second quarter distribution, the annual distribution rate was changed from 10 percent to 6 percent.

DISTRIBUTION POLICY - Liberty All-Star Equity Fund’s current policy is to pay distributions on its shares totaling approximately 6 percent of its net asset value per year, payable in four quarterly installments of 1.5 percent of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. The fixed distributions are not related to the amount of the Fund’s net investment income or net realized capital gains or losses and may be taxed as ordinary income up to the amount of the Fund’s current and accumulated earnings and profits. If, for any calendar year, the total distributions made under the distribution policy exceed the Fund’s net investment income and net realized capital gains, the excess will generally be treated as a non-taxable return of capital, reducing the shareholder’s adjusted basis in his or her shares. If the Fund’s net investment income and net realized capital gains for any year exceed the amount distributed under the distribution policy, the Fund may, in its discretion, retain and not distribute net realized capital gains and pay income tax thereon to the extent of such excess. The Fund retained such excess gains in 1993, 1996 and 1997.

www.all-starfunds.com	USA

4	LIBERTY ALL-STAR® EQUITY FUND
TOP 20 HOLDINGS & ECONOMIC SECTORS
as of March 31, 2010 (Unaudited)

TOP 20 HOLDINGS*	PERCENT OF NET ASSETS
Bank of America Corp.	2.62%
Apple, Inc.	2.55
Dell, Inc.	2.18
QUALCOMM, Inc.	1.75
PNC Financial Services Group, Inc.	1.51
Gilead Sciences, Inc.	1.50
Google, Inc., Class A	1.30
The Western Union Co.	1.27
The Allstate Corp.	1.24
Monsanto Co.	1.22
Chesapeake Energy Corp.	1.21
Hewlett-Packard Co.	1.18
Microsoft Corp.	1.18
The Boeing Co.	1.14
JPMorgan Chase & Co.	1.13
Magna International, Inc., Class A	1.12
Arch Coal, Inc.	1.11
Tyco Electronics Ltd.	1.08
Amazon.com, Inc.	1.04
Wells Fargo & Co.	1.01

28.34%

ECONOMIC SECTORS*	PERCENT OF NET ASSETS
Information Technology	22.82%
Financials	20.53
Energy	11.70
Consumer Discretionary	11.41
Health Care	10.28
Industrials	9.67
Consumer Staples	5.42
Utilities	3.13
Materials	2.53
Telecommunication Services	0.33
Other Net Assets	2.18

100.00%

*	Because the Fund is actively managed, there can be no guarantee that the Fund will continue to hold securities of the indicated issuers and sectors in the future.

FIRST QUARTER REPORT	MARCH 31, 2010

LIBERTY ALL-STAR® EQUITY FUND	5
MAJOR STOCK CHANGES IN THE FIRST QUARTER
(Unaudited)

The following are the major ($3.0 million or more) stock changes - both purchases and sales - that were made in the Fund’s portfolio during the first quarter of 2010.

SECURITY NAME	PURCHASES (SALES)	SHARES AS OF 3/31/10
PURCHASES
American Tower Corp., Class A	76,860	76,860
Anadarko Petroleum Corp.	71,710	71,710
Assured Guaranty Ltd.	165,829	228,219
Cooper Industries Plc	85,600	85,600
EQT Corp.	208,461	208,461
Exxon Mobil Corp.	52,300	121,400
State Street Corp.	120,000	201,500
Tidewater, Inc.	92,000	92,000
Wells Fargo & Co.	120,535	324,570
The Western Union Co.	261,557	744,700
Willis Group Holdings Plc	130,025	130,025

SALES
BJ Services Co.	(213,150)	0
Cardinal Health, Inc.	(109,625)	0
Forest Oil Corp.	(541,830)	0
Genworth Financial, Inc., Class A	(212,545)	144,215
Google, Inc., Class A	(7,861)	22,688
Hess Corp.	(84,657)	0
MetLife, Inc.	(78,975)	0
Teva Pharmaceutical Industries Ltd.	(72,830)	58,732
Tyson Foods, Inc., Class A	(180,073)	134,542
UnitedHealth Group, Inc.	(100,135)	0
The Walt Disney Co.	(176,456)	76,889
Whirlpool Corp.	(49,125)	0

www.all-starfunds.com	USA

6	LIBERTY ALL-STAR® EQUITY FUND
INVESTMENT MANAGERS / PORTFOLIO CHARACTERISTICS

THE FUND’S ASSETS ARE APPROXIMATELY EQUALLY DISTRIBUTED AMONG THREE VALUE MANAGERS AND TWO GROWTH MANAGERS:

MANAGERS’ DIFFERING INVESTMENT STRATEGIES

ARE REFLECTED IN PORTFOLIO CHARACTERISTICS

The portfolio characteristics table below is a regular feature of the Fund’s shareholder reports. It serves as a useful tool for understanding the value of a multi-managed portfolio. The characteristics are different for each of the Fund’s five investment managers. These differences are a reflection of the fact that each pursues a different investment style. The shaded column highlights the characteristics of the Fund as a whole, while the final column shows portfolio characteristics for the S&P 500 Index.

PORTFOLIO CHARACTERISTICS AS OF MARCH 31, 2010 (UNAUDITED)

	SCHNEIDER		PZENA		MATRIX		CORNERSTONE		TCW		TOTAL FUND		S&P 500 INDEX
Number of Holdings	39		43		39		46		33		165	*	500
Percent of Holdings in Top 10	52%		35%		34%		44%		44%		17%		19%
Weighted Average Market Capitalization (billions)	$30		$51		$55		$60		$48		$49		$82
Average Five-Year Earnings Per Share Growth	(4)%		(4)%		(3)%		19%		28%		7%		7%
Dividend Yield	1.5%		1.7%		1.4%		0.8%		0.7%		1.2%		1.9%
Price/Earnings Ratio**	22	x	16	x	19	x	21	x	25	x	21	x	19	x
Price/Book Value Ratio	2.1	x	2.5	x	2.7	x	5.0	x	5.0	x	3.5	x	3.4	x

*	Certain holdings are held by more than one manager.
**	Excludes negative earnings.

FIRST QUARTER REPORT	MARCH 31, 2010

LIBERTY ALL-STAR® EQUITY FUND	7
SCHEDULE OF INVESTMENTS
as of March 31, 2010 (Unaudited)

COMMON STOCKS (97.82%)	SHARES	MARKET VALUE
▶ CONSUMER DISCRETIONARY (11.41%)
Auto Components (1.52%)
Johnson Controls, Inc.	122,000	$4,024,780
Magna International, Inc., Class A(a)	179,315	11,090,633

		15,115,413

Diversified Consumer Services (0.58%)
Apollo Group, Inc., Class A(a)	93,620	5,737,970

Hotels, Restaurants & Leisure (1.16%)
Carnival Corp.	220,330	8,566,430
Yum! Brands, Inc.	78,600	3,012,738

		11,579,168

Household Durables (1.21%)
DR Horton, Inc.	196,720	2,478,672
Fortune Brands, Inc.	1,975	95,807
NVR, Inc.(a)	10,285	7,472,053
Pulte Group, Inc.(a)	173,871	1,956,049

		12,002,581

Internet & Catalog Retail (1.19%)
Amazon.com, Inc.(a)	75,870	10,297,835
priceline.com, Inc.(a)	5,950	1,517,250

		11,815,085

Media (2.22%)
Liberty Media Corp., Capital Group, Series A(a)	87,319	3,175,792
The McGraw-Hill Cos., Inc.	190,800	6,802,020
Omnicom Group, Inc.	182,850	7,096,409
Scripps Networks Interactive, Inc., Class A	52,290	2,319,061
The Walt Disney Co.	76,889	2,684,195

		22,077,477

Multi-Line Retail (1.60%)
J.C. Penney Co., Inc.	308,830	9,935,061
Nordstrom, Inc.	57,832	2,362,437
Target Corp.	68,218	3,588,267

		15,885,765

Specialty Retail (1.93%)
Best Buy Co., Inc.	77,319	3,289,150
Guess?, Inc.	45,711	2,147,503
The Home Depot, Inc.	76,600	2,478,010
The Sherwin-Williams Co.	79,350	5,370,408
Staples, Inc.	250,000	5,847,500

		19,132,571

See Notes to Schedule of Investments

www.all-starfunds.com	USA

8	LIBERTY ALL-STAR® EQUITY FUND
SCHEDULE OF INVESTMENTS
as of March 31, 2010 (Unaudited)

COMMON STOCKS (continued)	SHARES	MARKET VALUE
▶ CONSUMER STAPLES (5.42%)
Beverages (0.19%)
The Coca-Cola Company	35,000	$1,925,000

Food & Staples Retailing (2.18%)
Costco Wholesale Corp.	127,560	7,616,608
CVS Caremark Corp.	121,300	4,434,728
Walgreen Co.	178,500	6,620,565
Wal-Mart Stores, Inc.	52,700	2,930,120

		21,602,021

Food Products (0.98%)
General Mills, Inc.	39,518	2,797,479
Kraft Foods, Inc.	133,150	4,026,456
Smithfield Foods, Inc.(a)	17,040	353,410
Tyson Foods, Inc., Class A	134,542	2,576,479

		9,753,824

Household Products (0.95%)
Colgate-Palmolive Co.	23,548	2,007,703
The Procter & Gamble Co.	117,900	7,459,533

		9,467,236

Personal Products (0.42%)
Avon Products, Inc.	123,975	4,199,033

Tobacco (0.70%)
Philip Morris International, Inc.	132,509	6,911,669

▶ ENERGY (11.70%)
Energy Equipment & Services (2.72%)
FMC Technologies, Inc.(a)	69,210	4,473,042
Oceaneering International, Inc.(a)	102,400	6,501,376
Schlumberger Ltd.	139,621	8,860,349
Tidewater, Inc.	92,000	4,348,840
Weatherford International Ltd.(a)	176,584	2,800,622

		26,984,229

Oil, Gas & Consumable Fuels (8.98%)
Anadarko Petroleum Corp.	71,710	5,222,640
Apache Corp.	37,100	3,765,650
Arch Coal, Inc.	482,885	11,033,922
BP Plc(b)	82,629	4,715,637
Chesapeake Energy Corp.	507,194	11,990,066
Chevron Corp.	76,000	5,763,080
ConocoPhillips	129,000	6,600,930
Consol Energy, Inc.	120,945	5,159,514
Devon Energy Corp.	105,000	6,765,150
Exxon Mobil Corp.	121,400	8,131,372

See Notes to Schedule of Investments

FIRST QUARTER REPORT	MARCH 31, 2010

LIBERTY ALL-STAR® EQUITY FUND	9
SCHEDULE OF INVESTMENTS
as of March 31, 2010 (Unaudited)

COMMON STOCKS (continued)	SHARES	MARKET VALUE
Oil, Gas & Consumable Fuels (continued)
Occidental Petroleum Corp.	74,000	$6,255,960
Petrohawk Energy Corp.(a)	282,858	5,736,360
Valero Energy Corp.	406,950	8,016,915

		89,157,196

▶ FINANCIALS (20.53%)
Capital Markets (3.98%)
Bank of New York Mellon Corp.	230,000	7,102,400
The Charles Schwab Corp.	222,600	4,160,394
The Goldman Sachs Group, Inc.	20,404	3,481,535
Morgan Stanley	327,150	9,582,223
State Street Corp.	201,500	9,095,710
UBS AG(a)	374,100	6,090,348

		39,512,610

Commercial Banks (2.93%)
Comerica, Inc.	106,625	4,056,015
PNC Financial Services Group, Inc.	250,476	14,953,417
Wells Fargo & Co.	324,570	10,100,619

		29,110,051

Consumer Finance (2.25%)
American Express Co.	135,000	5,570,100
Capital One Financial Corp.	92,125	3,814,896
Mastercard, Inc., Class A	15,286	3,882,644
Visa, Inc., Class A	99,600	9,066,588

		22,334,228

Diversified Financial Services (5.23%)
Bank of America Corp.	1,458,371	26,031,922
Citigroup, Inc.(a)	1,729,313	7,003,718
IntercontinentalExchange, Inc.(a)	68,218	7,652,695
JPMorgan Chase & Co.	251,275	11,244,556

		51,932,891

Insurance (5.21%)
ACE Ltd.	77,500	4,053,250
Aflac, Inc.	19,690	1,068,970
The Allstate Corp.	382,535	12,359,706
Assured Guaranty Ltd.	228,219	5,013,972
Axis Capital Holdings Ltd.	167,350	5,231,361
Brown & Brown, Inc.	115,325	2,066,624
Fidelity National Financial, Inc.	251,995	3,734,566
Genworth Financial, Inc., Class A(a)	144,215	2,644,903
The Hartford Financial Services Group, Inc.	86,500	2,458,330
RenaissanceRe Holdings Ltd.	35,145	1,994,830
Torchmark Corp.	130,325	6,973,691
Willis Group Holdings Plc	130,025	4,068,482

		51,668,685

See Notes to Schedule of Investments

www.all-starfunds.com	USA

10	LIBERTY ALL-STAR® EQUITY FUND
SCHEDULE OF INVESTMENTS
as of March 31, 2010 (Unaudited)

COMMON STOCKS (continued)	SHARES	MARKET VALUE
Real Estate Investment Trusts (0.93%)
Annaly Capital Management, Inc.	406,339	$6,980,904
Redwood Trust, Inc.	148,420	2,288,636

		9,269,540

▶ HEALTH CARE (10.28%)
Biotechnology (2.72%)
Celgene Corp.(a)	68,684	4,255,661
Genzyme Corp.(a)	60,000	3,109,800
Gilead Sciences, Inc.(a)	327,771	14,907,025
Myriad Genetics, Inc.(a)	198,368	4,770,750

		27,043,236

Health Care Equipment & Supplies (3.38%)
Boston Scientific Corp.(a)	11,245	81,189
Covidien Ltd.	86,000	4,324,080
Intuitive Surgical, Inc.(a)	14,700	5,117,511
Medtronic, Inc.	57,000	2,566,710
NuVasive, Inc.(a)	22,601	1,021,565
St. Jude Medical, Inc.(a)	109,656	4,501,379
Varian Medical Systems, Inc.(a)	157,700	8,725,541
Zimmer Holdings, Inc.(a)	121,800	7,210,560

		33,548,535

Health Care Providers & Services (1.13%)
Aetna, Inc.	154,825	5,435,906
Brookdale Senior Living, Inc.(a)	142,594	2,970,233
WellPoint, Inc.(a)	42,882	2,760,743

		11,166,882

Health Care Technology (0.62%)
Cerner Corp.(a)	72,332	6,152,560

Life Sciences Tools & Services (0.65%)
Life Technologies Corp.(a)	123,400	6,450,118

Pharmaceuticals (1.78%)
Allergan, Inc.	81,000	5,290,920
Bristol-Myers Squibb Co.	208,442	5,565,401
Johnson & Johnson	48,375	3,154,050
Teva Pharmaceutical Industries Ltd.(b)	58,732	3,704,815

		17,715,186

▶ INDUSTRIALS (9.67%)
Aerospace & Defense (3.29%)
Alliant Techsystems, Inc.(a)	8,414	684,058
The Boeing Co.	156,565	11,368,185
Honeywell International, Inc.	133,579	6,047,121
L-3 Communications Holdings, Inc.	65,625	6,013,219
Northrop Grumman Corp.	130,525	8,558,524

		32,671,107

See Notes to Schedule of Investments

FIRST QUARTER REPORT	MARCH 31, 2010

LIBERTY ALL-STAR® EQUITY FUND	11
SCHEDULE OF INVESTMENTS
as of March 31, 2010 (Unaudited)

COMMON STOCKS (continued)	SHARES	MARKET VALUE
Air Freight & Logistics (1.26%)
C.H. Robinson Worldwide, Inc.	150,145	$8,385,598
Expeditors International of Washington, Inc.	113,190	4,178,975

		12,564,573

Commercial Services & Supplies (1.20%)
The Dun & Bradstreet Corp.	28,000	2,083,760
Monster Worldwide, Inc.(a)	420,000	6,976,200
Quanta Services, Inc.(a)	148,600	2,847,176

		11,907,136

Construction & Engineering (0.44%)
Fluor Corp.	93,953	4,369,754

Electrical Equipment (1.03%)
Cooper Industries Plc	85,600	4,103,664
Rockwell Automation, Inc.	108,150	6,095,334

		10,198,998

Industrial Conglomerates (1.13%)
Textron, Inc.	205,458	4,361,874
Tyco International Ltd.	179,000	6,846,750

		11,208,624

Machinery (1.32%)
Flowserve Corp.	55,906	6,164,754
Navistar International Corp.(a)	85,871	3,841,010
Terex Corp.(a)	134,749	3,060,150

		13,065,914

▶INFORMATION TECHNOLOGY (22.82%)
Communications Equipment (4.07%)
Alcatel-Lucent (a)(b)	1,321,733	4,123,807
Brocade Communications Systems, Inc.(a)	265,743	1,517,393
Cisco Systems, Inc.(a)	254,000	6,611,620
Corning, Inc.	290,000	5,860,900
Motorola, Inc.(a)	212,775	1,493,680
QUALCOMM, Inc.	414,242	17,394,022
Research In Motion Ltd.(a)	45,600	3,372,120

		40,373,542

Computers & Peripherals (5.91%)
Apple, Inc.(a)	107,861	25,339,785
Dell, Inc.(a)	1,441,140	21,631,511
Hewlett-Packard Co.	220,431	11,715,908

		58,687,204

Electronic Equipment & Instruments (1.73%)
Avnet, Inc.(a)	214,940	6,448,200
Tyco Electronics Ltd.	391,625	10,761,855

		17,210,055

See Notes to Schedule of Investments

www.all-starfunds.com	USA

12	LIBERTY ALL-STAR® EQUITY FUND
SCHEDULE OF INVESTMENTS
as of March 31, 2010 (Unaudited)

COMMON STOCKS (continued)	SHARES	MARKET VALUE
Internet Software & Services (2.36%)
Baidu, Inc.(a)(b)	3,362	$2,007,114
eBay, Inc.(a)	256,000	6,899,200
Google, Inc., Class A(a)	22,688	12,864,323
Yahoo!, Inc.(a)	101,600	1,679,448

		23,450,085

IT Services (2.04%)
Cognizant Technology Solutions Corp.(a)	149,600	7,626,608
The Western Union Co.	744,700	12,630,112

		20,256,720

Semiconductors & Semiconductor Equipment (2.66%)
Analog Devices, Inc.	203,000	5,850,460
ASML Holding N.V.	46,435	1,643,799
International Rectifier Corp.(a)	348,013	7,969,498
Lam Research Corp.(a)	135,455	5,055,180
Novellus Systems, Inc.(a)	235,200	5,880,000

		26,398,937

Software (4.05%)
Adobe Systems, Inc.(a)	275,240	9,735,239
CA, Inc.	256,750	6,025,922
Microsoft Corp.	398,763	11,671,793
Oracle Corp.	327,022	8,401,195
Salesforce.com, Inc.(a)	58,200	4,332,990

		40,167,139

▶ MATERIALS (2.53%)
Chemicals (1.75%)
Monsanto Co.	170,193	12,155,184
Praxair, Inc.	62,700	5,204,100

		17,359,284

Metals & Mining (0.78%)
Alcoa, Inc.	410,000	5,838,400
United States Steel Corp.	30,915	1,963,721

		7,802,121

▶ TELECOMMUNICATION SERVICES (0.33%)
Wireless Telecommunication Services (0.33%)
American Tower Corp., Class A(a)	76,860	3,275,004

▶ UTILITIES (3.13%)
Electric Utilities (1.34%)
Allegheny Energy, Inc.	298,930	6,875,390
Edison International	137,275	4,690,687
FPL Group, Inc.	35,384	1,710,108

		13,276,185

See Notes to Schedule of Investments

FIRST QUARTER REPORT	MARCH 31, 2010

LIBERTY ALL-STAR® EQUITY FUND	13
SCHEDULE OF INVESTMENTS
as of March 31, 2010 (Unaudited)

COMMON STOCKS (continued)	SHARES	MARKET VALUE
Gas Utilities (0.86%)
EQT Corp.	208,461	$8,546,901

Independent Power Producers & Energy Traders (0.54%)
RRI Energy, Inc.(a)	1,463,010	5,398,507

Multi-Utilities (0.39%)
Sempra Energy	77,150	3,849,785

TOTAL COMMON STOCKS (COST OF $976,755,740)		971,288,335

EXCHANGE TRADED FUND (0.07%)

▶ EXCHANGE TRADED FUND (0.07%)
iShares Russell 1000 Value Index Fund (COST OF $684,020)	11,940	729,176

	PAR VALUE	MARKET VALUE
SHORT TERM INVESTMENT (2.04%)

▶ REPURCHASE AGREEMENT (2.04%)
Repurchase agreement with State Street Bank & Trust Co., dated 03/31/10, due 04/01/10 at 0.010%, collateralized by several Fannie Mae and Freddie Mac instruments with various maturity dates, market value of $20,653,283 (Repurchased proceeds of $20,238,006) (COST OF $20,238,000)	$20,238,000	20,238,000

TOTAL INVESTMENTS (99.93%) (COST OF 997,677,760) (C)		992,255,511
OTHER ASSETS IN EXCESS OF LIABILITIES (0.07%)		697,250

NET ASSETS (100.00%)		$992,952,761

NET ASSET VALUE PER SHARE (182,678,079 SHARES OUTSTANDING)		$5.44

Notes to Schedule of Investments:

(a)	Non-Income producing security.
(b)	American Depositary Receipt.
(c)	Cost of investments for federal income tax purposes is $1,006,953,245.

Gross unrealized appreciation and depreciation at March 31, 2010 based on cost of investments for federal income tax purposes is as follows:

Gross unrealized appreciation	$113,048,064
Gross unrealized depreciation	(128,111,564)

Net unrealized depreciation	$(15,063,500)

For fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

See Notes to Schedule of Investments

www.all-starfunds.com	USA

14	LIBERTY ALL-STAR® EQUITY FUND
PER SHARE CHANGES IN NET ASSETS

	THREE MONTHS ENDED MARCH 31, 2010 (UNAUDITED)		YEAR ENDED DECEMBER 31,
			2009	2008	2007	2006	2005
Net asset value at beginning of year	$5.23		$4.21	$8.07	$8.76	$8.85	$9.30
Net investment loss(a)	0.00	(b)	0.02	0.07	0.07	0.04	0.02
Net realized and unrealized gain/(loss ) on investments	0.29		1.31	(3.28)	0.31	0.75	0.40
Distributions paid(c)	(0.08)		(0.31)	(0.65)	(0.90)	(0.88)	(0.87)
Change due to rights offering(d)	—		—	—	(0.17)	—	—
Net asset value at end of period	$5.44		$5.23	$4.21	$8.07	$8.76	$8.85

(a)	Calculated using average shares.
(b)	Less than $0.005 per share.
(c)

Realized gains offset by capital loss carryforwards are not required to be distributed to shareholders. Any such gains distributed may be taxable to shareholders as ordinary income. To the extent distributions exceed the Fund’s current year earnings and profits, the excess may be treated as a non-taxable return of capital.

(d)	Effect of All-Star’s rights offerings for shares at a price below net asset value.

FIRST QUARTER REPORT	MARCH 31, 2010

LIBERTY ALL-STAR® EQUITY FUND	15
NOTES TO SCHEDULE OF INVESTMENTS
March 31, 2010 (Unaudited)

Security Valuation

Equity securities are valued at the last sale price at the close of the principal exchange on which they trade, except for securities listed on the NASDAQ, which are valued at the NASDAQ official closing price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Debt securities generally are valued by pricing services approved by the Fund’s Board of Trustees (the “Board”), based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation.

Short-term debt obligations maturing in more than 60 days for which market quotations are readily available are valued at current market value. Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures approved by and under the general supervision of the Board.

Foreign Securities

The Fund invests in foreign securities which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE, normally 4:00 p.m. Eastern Time. As available and as provided by an appropriate pricing service, translation of foreign security and currency market values may also occur with the use of foreign exchange rates obtained at approximately 11:00 a.m. Eastern Time, which approximates the close of the London Exchange. The portion of unrealized and realized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that the Fund’s investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

www.all-starfunds.com	USA

16	LIBERTY ALL-STAR® EQUITY FUND
NOTES TO SCHEDULE OF INVESTMENTS
March 31, 2010 (Unaudited)

Income Recognition

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities. Corporate actions and dividend income are recorded on the ex-date.

The Fund estimates components of distributions from real estate investment trusts (REIT’s). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. Once the REIT reports annually the tax character of its distributions, the Fund revises its estimates. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Fair Value Measurements

The Fund discloses the classification of its fair value measurements following the three-tier hierarchy established by the Financial Accounting Standards Board (“FASB”). Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. The designated input levels are not necessary an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Quoted prices in active markets for identical investments

Level 2 –	Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2010.

Valuation Inputs*	Investments in Securities
Level 1 - Quoted Prices
Common Stocks	$971,288,335
Exchange Traded Fund	729,176

Level 2 - Other Significant Observable Inputs
Short Term Investment	20,238,000

Level 3 - Significant Unobservable Inputs	—

Total	$992,255,511

*	For detailed industry descriptions, see the accompanying Statement of Investments.

For the three months ended March 31, 2010, the Fund did not have significant unobservable inputs (Level 3) used in determining fair value. Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

FIRST QUARTER REPORT	MARCH 31, 2010

LIBERTY ALL-STAR® EQUITY FUND	17
NOTES TO SCHEDULE OF INVESTMENTS
March 31, 2010 (Unaudited)

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Fund’s organizational documents and by contract, the Trustees and Officers of the Fund are indemnified against certain liabilities that may arise out of their duties to the Fund. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

www.all-starfunds.com	USA

18	LIBERTY ALL-STAR® EQUITY FUND
DESCRIPTION OF LIPPER BENCHMARK AND MARKET INDICES

Lipper Large-Cap Core Mutual Fund Average

The average of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-Cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales- per-share growth value, compared to the S&P 500 Index.

S&P 500 Index

A representative sample of 500 leading companies in leading industries of the U.S. economy. Focuses on the large-cap segment of the market with approximately 75% coverage of U.S. equities.

FIRST QUARTER REPORT	MARCH 31, 2010

LIBERTY ALL-STAR® EQUITY FUND	19
NOTES

www.all-starfunds.com	USA

20	LIBERTY ALL-STAR® EQUITY FUND
NOTES

FIRST QUARTER REPORT	MARCH 31, 2010

INVESTMENT ADVISOR

ALPS Advisors, Inc.

1290 Broadway, Suite 1100

Denver, Colorado 80203

303-623-2577

www.all-starfunds.com

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

555 Seventeenth Street, Suite 3600

Denver, Colorado 80202

CUSTODIAN

State Street Bank & Trust Company

One Lincoln Street

Boston, Massachusetts 02111

INVESTOR ASSISTANCE,

TRANSFER & DIVIDEND

DISBURSING AGENT & REGISTRAR

Computershare Trust Company, N.A.

P.O. Box 43078

Providence, Rhode Island 02940-3078

1-800-LIB-FUND (1-800-542-3863)

www.computershare.com

LEGAL COUNSEL

K&L Gates LLP

1601 K Street, NW

Washington, DC 20006

TRUSTEES

John A. Benning*

Thomas W. Brock*

Edmund J. Burke

George R. Gaspari*

Richard W. Lowry*, Chairman

Dr. John J. Neuhauser*

Richard C. Rantzow*

OFFICERS

William R. Parmentier, Jr., President

Mark T. Haley, CFA, Senior Vice President

Edmund J. Burke, Vice President

Jeremy O. May, Treasurer

Kimberly R. Storms, Assistant Treasurer

Stephanie Barres, Secretary

Melanie H. Zimdars, Chief Compliance Officer

*  Member of the Audit Committee

A description of the Fund’s proxy voting policies and procedures is available (i) on the Securities and Exchange Commission’s website at www.sec.gov, and (ii) without charge, upon request, by calling 1-800-542-3863. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2009 is available from the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is also available at www.all-starfunds.com.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q’s are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its own common stock in the open market.

This report is transmitted to shareholders of Liberty All-Star Equity Fund for their information. It is not a prospectus or other document intended for use in the purchase of Fund shares.

LAS000328 07/31/2010